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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-34809) pertaining to The Tyler Corporation Stock Option Plan of our report dated March 6, 1998, with respect to the consolidated financial statements of Tyler Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.


                                               ERNST & YOUNG LLP


Dallas, Texas
May 1, 1998